UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K/A
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
September 9, 2004
(Date of earliest event reported)
Bristow Group Inc.

(Exact Name of Registrant as Specified in Its Charter)
Delaware

(State or Other Jurisdiction of Incorporation)

001-31617	72-0679819

(Commission File Number)	(IRS Employer Identification No.)

2000 W. Sam Houston Parkway South Suite 1700, Houston, Texas	77042

(Address of Principal Executive Offices)	(Zip Code)
(713) 267-7600

(Registrant’s Telephone Number, Including Area Code)
Offshore Logistics, Inc.

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE
     On September 14, 2004, the Company filed a current report on Form 8-K (the “8-K”), which disclosed that on September 9, 2004 the Company’s stockholders approved the adoption of the Offshore Logistics, Inc. 2004 Stock Incentive Plan. This amendment is filed solely to add Exhibits 10.2 and 10.3 to the 8-K.
Item 9.01. Financial Statements and Exhibits.
(c)	Exhibits

Exhibit No.	Description of Exhibit
10.2	Form of Stock Option Agreement *

10.3	Form of Restricted Stock Agreement *

*	Filed herewith

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: February 3, 2006

BRISTOW GROUP INC. (Registrant)
/s/ Joseph A. Baj
Joseph A. Baj
Vice President, Treasurer and Secretary

Exhibit Index

Exhibit No.	Description of Exhibit
10.2	Form of Stock Option Agreement *

10.3	Form of Restricted Stock Agreement *

*	Filed herewith